EX-10.8

Registration Rights Agreement

                                                                    EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                              CSA ACQUISITION CORP.

                                       AND

                          THE STOCKHOLDERS NAMED HEREIN

                          DATED AS OF DECEMBER 23, 2004

                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of December 23, 2004 (the
"Agreement"), by and among CSA Acquisition Corp., a Delaware corporation (the
"Company") and Cypress Merchant Banking Partners II L.P., a Delaware limited partnership ("Cypress Onshore"), Cypress Merchant B II C.V., a limited partnership formed under the laws of The Netherlands ("Cypress Offshore"), 55th
Street Partners II L.P., a Delaware limited partnership ("55th Street"), Cypress
Side-By-Side LLC, a Delaware limited liability company ("Side-by-Side" and, together with Cypress Onshore, Cypress Offshore and 55th Street, "Cypress"), GS
Capital Partners 2000, L.P. ("Goldman Onshore"), GS Capital Partners 2000
Offshore, L.P. ("Goldman Offshore"), GS Capital Partners 2000 GmbH & Co.
Beteiligungs KG ("Goldman KG"), GS Capital Partners 2000 Employee Fund, L.P.
("Goldman Employee") and Goldman Sachs Direct Investment Fund 2000, L.P.
("Goldman Direct" and, together with Goldman Onshore, Goldman Offshore, Goldman
KG and Goldman Employee, "Goldman"; Goldman and Cypress are referred to herein as the "Sponsor Stockholders"), the Management Stockholders (as defined in the
Stockholders Agreement) and the Director Stockholders (as defined in the
Stockholders Agreement) (the Sponsor Stockholders, Management Stockholders and
Director Stockholders, collectively, the "Stockholders").

                                    RECITALS

          WHEREAS, the Company has entered into that certain Stock Purchase
Agreement, dated as of September 16, 2004 and amended as of December 3, 2004
(the "Purchase Agreement"), by and among Cooper Tire & Rubber Company, a
Delaware corporation ("Cooper"), Cooper Tyre & Rubber Company UK Limited, a
company organized under the laws of England and Wales ("Cooper UK", and, together with Cooper, the "Sellers") and the Company, pursuant to which the
Company will purchase equity interests held by the Sellers in the Sold Companies
(as defined in the Purchase Agreement);

          WHEREAS, the Company and each Stockholder have entered into a
Subscription Agreement and a Stockholders Agreement pursuant to which the
Company will issue and sell, and the Stockholders will purchase, shares of
Common Stock (as defined below);

          WHEREAS, the Company desires to provide to the Stockholders and to each other Holder (as defined below) rights to registration under the Securities
Act (as defined below) of Registrable Securities (as defined below), on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1. Defined Terms. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

          "Common Stock" means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

          "Demand Party" means one or more Sponsor Holders; provided that to be a Demand Party such Holder or Holders must either individually or in the aggregate own at least five percent (5%) of the total number of Registrable
     Securities.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "Holder" means each of the Stockholders and any Permitted Transferee of such Stockholder who or which holds Registrable Securities (including
     Sponsor Holders), provided, in the case of a Permitted Transferee, that such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement.

          "IPO" means the initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

          "IPO Date" means the first date of the issuance of Common Stock in an
     IPO.

          "Permitted Transferee" as to any Stockholder, has the meaning given to such term in the Stockholders Agreement.

          "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any group comprised of two or more of the foregoing.

          "Qualified Sale Date" means the date upon which Cypress and Goldman have sold to the public pursuant to one or more effective registration statements under the Securities Act (or pursuant to Rule 144 (or any successor provision) under the Securities Act) at least 25% of the outstanding shares of Common Stock (the number of shares representing such percentage to be adjusted following the date hereof to reflect any stock dividend or stock split or other distribution, recapitalization, reclassification or similar event following the date hereof) held by the
     Sponsor Stockholders in the aggregate on the date hereof.

          "Registrable Securities" means any Common Stock held at any time by the Stockholders (including shares of Common Stock issued upon exercise of options or issued to Management Stockholders and Director Stockholders pursuant to the Original Subscription Agreements (as defined in the
     Stockholders Agreement) following the date hereof), and any Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization, reclassification or similar event following the date hereof. Any particular
     Registrable Securities that are

     issued shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii)
     such securities shall have been transferred to the public pursuant to Rule
     144 (or any successor provision) under the Securities Act, or (iii) such securities shall have ceased to be outstanding.

          "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of
     Securities Dealers, Inc. (the "NASD") registration and filing fees
     (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in NASD conduct rule
     2720, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the
     Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of Section 4.1(a) and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of counsel selected pursuant to Section 7.1 hereof by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (viii) other reasonable out-of-pocket expenses of Holders (provided that such expenses shall not include expenses of counsel other than those provided for in clause (vi)
     above).

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange
     Act.

          "Sponsor Holder" means each of the Sponsor Stockholders and any other
     Permitted Transferee of such Sponsor Stockholder) who or which holds
     Registrable Securities and is a direct or indirect transferee of a Sponsor
     Stockholder, provided such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement.

          "Stockholders Agreement" means the Stockholders Agreement, dated as of the date hereof, by and among the Company, Cypress, Goldman, the Management

     Stockholders and the Director Stockholders, as it may be amended, supplemented or restated from time to time.

                                   ARTICLE II

                            INCIDENTAL REGISTRATIONS

          Section 2.1. Right to Include Registrable Securities. (a) If the
Company at any time after the IPO Date (or in the case of a Management
Stockholder, the Qualified Sale Date) proposes to register its Common Stock under the Securities Act (other than a registration filed by the Company in connection with the IPO or a registration statement on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of
Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all eligible Holders of
Registrable Securities of its intention to do so and of such Holders' rights under this Article II. Upon the written request of any such Holder made within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered;
provided that (a) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable
Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (b) if such registration involves an underwritten offering, all Holders of Registrable
Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 2.1 involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

          (b) For the avoidance of doubt, no Management Stockholder or Director
Stockholder (or Permitted Transferee thereof) will have the right to require the
Company to effect the registration under the Securities Act of Registrable
Securities of such Management Stockholder or Director Stockholder (or Permitted
Transferee thereof) pursuant to this Section 2.1 prior to the Qualified Sale
Date.

          Section 2.2. Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this
Article II.

          Section 2.3. Priority in Incidental Registrations. If a registration pursuant to this Article II involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering as contemplated by the Company (other than the Registrable Securities), then the
Company will include in such registration (i) first, 100% of the securities the
Company proposes to sell, (ii) second, to the extent of the number of
Registrable Securities requested to be included in such registration pursuant to
Article III which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable
Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders pursuant to
Article III on the basis of the relative number of shares of Registrable
Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner) and (iii)
third, to the extent of the number of Registrable Securities requested to be included in such registration pursuant to this Article II which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner). The priority of registration of any shares being registered by the Company pursuant to the exercise of (a) "demand registration rights" granted following the date of this Agreement to holders of shares of Common Stock other than the Sponsor
Stockholders or the Management Stockholders and Director Stockholders relative to other shares being registered pursuant to this Article II shall be on the basis provided in clause (ii) above and (b) "piggyback registration rights"
granted following the date of this Agreement to holders of shares of Common
Stock other than the Sponsor Stockholders or the Management Stockholders and
Director Stockholders relative to other shares being registered pursuant to this
Article II shall be pro rata with such shares on the basis provided in clause
(iii) above.

                                  ARTICLE III

                             REGISTRATION ON REQUEST

          Section 3.1. Request by the Demand Party. (a) At any time, after the
IPO Date, upon the written request of the Demand Party requesting that the
Company effect the registration under the Securities Act of all or part of such
Demand Party's Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities, and thereupon will, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of:

               (i) such Registrable Securities which the Company has been so requested to register by the Demand Party; and

               (ii) all other Registrable Securities of the same class or series as to which the Company has been requested by a Demand Party and which the Company has been requested to register by any other Holder thereof by written request given to the Company within fifteen (15) days after the giving of such written notice by the Company (which notice shall specify the amount and intended method of disposition of such
          Registrable Securities),

all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered in accordance with the timing specified in Section 4.1(a)(i).
Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section
3.1 within a period of 180 days after the IPO Date or ninety (90) days after the effective date of any other registration statement relating to any registration request under this Section 3.1 or relating to any registration effected under
Article II unless Holders of a majority of the shares of Registrable Securities held by Sponsor Holders consent thereto in writing. In the case of a Sponsor
Holder requesting registration pursuant to clause (ii) above, such Sponsor
Holder shall have the option to specify whether the Registrable Securities such
Sponsor Holder wishes to include in such registration are to be included pursuant to this Article III or pursuant to Article II. In the absence of such a specification, the Registrable Securities requested to be included will be included on the basis set forth in Article II.

          (b) For the avoidance of doubt, no Management Stockholders or Director
Stockholders (or Permitted Transferee thereof) will have the right to require the Company to effect the registration under the Securities Act of Registrable
Securities of such Management Stockholder or Director Stockholders (or Permitted
Transferee thereof) pursuant to this Section 3.1 (it being understood that such rights may be exercised pursuant to Article II and only after the Qualified Sale
Date).

          Section 3.2. Registration Statement Form. If any registration requested pursuant to this Article III which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the
Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          Section 3.3. Expenses. The Company will pay all Registration Expenses in connection with registrations of each class or series of Registrable
Securities pursuant to this Article III.

          Section 3.4. Effective Registration Statement. A registration requested pursuant to this Article III will not be deemed to have been effected unless it has become effective and remains effective for the period provided in
Section 4.1(a)(ii); provided that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

          Section 3.5. Selection of Underwriters. If a requested registration pursuant to this Article III involves an underwritten offering, the Holders of a majority of the shares of Registrable Securities which are held by Holders and which the Company has been requested to register pursuant to Article III shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company.

          Section 3.6. Priority in Requested Registrations. (a) If a requested registration pursuant to this Article III involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration
(including securities of the Company which are not Registrable Securities or which are Registrable Securities proposed to be sold pursuant to Article II)
exceeds the number which can be sold in such offering, the Company will first include in such registration only the Registrable Securities of the Holders requested to be included in such registration pursuant to this Article III. In the event that the number of Registrable Securities of the Holders requested to be included in such registration pursuant to this Article III exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all such requesting Holders pursuant to this Article
III on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such
Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner).

          (b) In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up, for its own account or for the account of others (including pursuant to Article II) to the number of securities that, in the opinion of the underwriter, can be sold.

          Section 3.7. Limitation on Registration on Request. Notwithstanding
anything in this Article III to the contrary, the Company shall not be obligated to take any action to effect any registration pursuant to this Article III if the Company has previously effected a number of registrations upon the request of a Sponsor Stockholder pursuant to this Article III equaling or exceeding, in accordance with Section 3.4 above, (a) five (5) registrations in the aggregate, in the case of Cypress and its Permitted Transferees and (b) five (5)
registrations in the aggregate, in the case of Goldman and its Permitted
Transferees. For purposes of the foregoing, a Sponsor Holder requesting registration of Registrable Securities pursuant to Section 3.1(a)(ii) which chooses to include such shares pursuant to this Article III shall be treated as having made a request pursuant to this Article III.

          Section 3.8. Postponements in Requested Registrations. (a) If the
Company shall at any time furnish to the Holders a certificate signed by its chairman of the board, chief executive officer, president or any other of its authorized officers stating that the filing of a registration statement would require the disclosure of material information the disclosure of which would, in the good faith judgment of the Board of Directors of the Company, have a material adverse effect on the business, operations or prospects of the Company, the Company may postpone the filing (but not the preparation) of a registration statement required

by this Article III for up to forty-five (45) days and (b) if the Board of
Directors of the Company determines in its good faith judgment, that the registration and offering otherwise required by this Article III would have an adverse effect on a then contemplated public offering of the Company's Common
Stock, the Company may postpone the filing (but not the preparation) of a registration statement required by this Article III, during the period starting with the thirtieth (30th) day immediately preceding the date of the anticipated filing of, and ending on a date ninety (90) days (or such shorter period as the managing underwriter may permit) following the effective date of, the registration statement relating to such other public offering; provided that the
Company shall at all times in good faith use its reasonable best efforts to cause any registration statement required by this Article III to be filed as soon as possible and; provided, further, that the Company shall not be permitted to postpone registration pursuant to this Section 3.8 more than once in any
360-day period. The Company shall promptly give the Holders requesting registration thereof pursuant to this Article III written notice of any postponement made in accordance with the preceding sentence. If the Company gives the Holders such a notice, the Holders shall have the right, within fifteen (15) days after receipt thereof, to withdraw their request in which case, such request will not be counted for purposes of Section 3.7.

                                   ARTICLE IV

                             REGISTRATION PROCEDURES

          Section 4.1. Procedures. (a) If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any
Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

               (i) prepare and, in any event within ninety (90) days after the end of the period within which a request for registration may be given to the Company pursuant to Article II or III, file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective as promptly as practicable, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Article II at any time prior to the effective date of the registration statement relating thereto;

               (ii) prepare and file with the SEC such amendments and
          supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the
          Company will furnish to counsel selected pursuant to Article VII hereof by the Holders of the Registrable Securities covered by such registration statement to

          represent such Holders, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

               (iii) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities
          Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

               (iv) use its reasonable best efforts to register or qualify such
          Registrable Securities covered by such registration under such other securities or blue sky laws in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable
          Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subclause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (v) use its reasonable best efforts to cause such Registrable
          Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (vi) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in subclause (ii) of this
          Section 4.1(a), of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (vii) use its reasonable best efforts to comply with all
          applicable rules and regulations of the SEC, and make available to its security holders, as soon as

                                       10

          reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities
          Act and the rules and regulations promulgated thereunder;

               (viii) (A) use its reasonable best efforts to list such
          Registrable Securities on any securities exchange on which the Common
          Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (B) use its reasonable best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

               (ix) enter into such customary agreements (including an
          underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Article V hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such
          Registrable Securities;

               (x) obtain a "cold comfort" letter or letters from the Company's independent public accounts in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;

               (xi) make available for inspection by any seller of such
          Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (xii) notify counsel (selected pursuant to Article VII hereof)
          for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed,
          (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the

                                       11

          qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

               (xiii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

               (xiv) if requested by the managing underwriter or agent or any
          Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, with respect to the number of
          Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering;
          and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

               (xv) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

               (xvi) obtain for delivery to the Holders of Registrable
          Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

               (xvii) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such
          Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

               (xviii) cause management of the Company to participate in
          investor "road shows" and other investor efforts or meetings.

          (b) The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the
Company may from time to time reasonably request in writing.

          (c) Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subclause (vi) of this

                                       12

Section 4.1(a), such Holder will forthwith discontinue disposition of
Registrable Securities pursuant to the registration statement covering such
Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subclause (vi) of this
Section 4.1(a), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such
Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in subclause
(ii) of this Section 4.1(a) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subclause (vi) of this Section 4.1(a) and including the date when each seller of
Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subclause (vi) of this Section 4.1(a).

                                    ARTICLE V

                                 INDEMNIFICATION

          Section 5.1. Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Article II or Article III, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable
Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers, members or general and limited partners (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other
Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the
Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a)
any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof; and provided, further, that the Company will not be liable to any
Person who participates as an underwriter in the offering or

                                       13

sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 5.1 with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. For purposes of the last proviso to the immediately preceding sentence, the term "prospectus" shall not be deemed to include the documents, if any, incorporated therein by reference, and no Person who participates as an underwriter in the offering or sale of Registrable Securities or any other
Person, if any, who controls such underwriter within the meaning of the
Securities Act, shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus or the final prospectus to any person other than a person to whom such underwriter had delivered such incorporated document or documents in response to a written request therefor. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any
Indemnified Party and shall survive the transfer of such securities by such seller.

          Section 5.2. Indemnification by the Seller. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4.1 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1)
the Company and all other prospective sellers with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          Section 5.3. Notices of Claims, Etc. Promptly after receipt by an
Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article V, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the
Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article V, except to the extent that the indemnifying party is actually

                                       14

prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such
Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          Section 5.4. Contribution. If the indemnification provided for in this
Article V from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such
Indemnified Party, shall contribute to the amount paid or payable by such
Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and such Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 5.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No
Person guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          Section 5.5. Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Article V (with appropriate modifications) shall be given by the Company and each seller of Registrable
Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          Section 5.6. Non-Exclusivity. The obligations of the parties under this Article V shall be in addition to any liability which any party may otherwise have to any other party.

                                       15

                                   ARTICLE VI

                                    RULE 144

          Section 6.1. Rule 144. The Company covenants that, following the IPO
Date, it will file the reports required to be filed by it under the Securities
Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Demand Party, make publicly available such information), and it will take such further action as any Holder of Registrable Securities
(or, if the Company is not required to file reports as provided above, any
Demand Party) may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 6.1, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

                                  ARTICLE VII

                              SELECTION OF COUNSEL

          Section 7.1. Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Article II or III hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          Section 8.1. Holdback Agreement. Notwithstanding anything to the contrary contained in this Agreement, if any registration shall be in connection with an underwritten public offering (including the IPO), each Holder of
Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within seven (7) days before, or such period not to exceed ninety (90) days (or 180 days in the case of an IPO)
as the underwriting agreement may require (or such lesser period as the managing underwriters may permit) after, the effective date of such registration, and the
Company hereby also so agrees and agrees to cause each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company
(at any time other than in a public

                                       16

offering) to so agree; provided, however, that such restrictions shall not apply more than once in any twelve month period.

          Section 8.2. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has agreed and has obtained the prior written consent of (a) the Sponsor Stockholders (and each other Holder of
Registrable Securities to whom an Sponsor Stockholder transfers Registrable
Securities so long as such other Holder owns at least ten percent (10%) of the total outstanding shares of Common Stock), (b) the Holders of a majority of the
Registrable Securities, and (c) if any such amendment, modification, supplement, waiver or consent would materially adversely affect the rights of any Holder hereunder in a different manner or degree than would affect the rights of all
Holders, the written consent of each such adversely affected Holder shall be obtained; provided, however, that nothing herein shall prohibit any amendment, modification, supplement, waiver or consent the effect of which is limited only to those Holders who have agreed to such amendment, modification, supplement, waiver or consent and which does not materially adversely affect the rights of any Holder hereunder. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section
8.2, whether or not such Registrable Securities shall have been marked to indicate such consent.

          Section 8.3. Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable
Securities, subject to the provisions contained herein. Without limitation to the foregoing, in the event that a Sponsor Holder or any of its successors or assigns or any other subsequent Holder of any Registrable Securities distributes or otherwise transfers any shares of the Registrable Securities to any of its present or future shareholders, members, or general or limited partners, the
Company hereby acknowledges that the registration rights granted pursuant to this Agreement shall be transferred to such shareholders, members or general or limited partners on a pro rata basis, and that at or after the time of any such distribution or transfer, any such shareholder, member, general or limited partner or group of shareholders, members or general or limited partners may designate a Person to act on its behalf in delivering any notices or making any requests hereunder.

          Section 8.4. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given:
(a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or
(d) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such party's address as set forth

                                       17

below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:

If to the Company              CSA Acquisition Corp.
                               c/o The Cypress Group L.L.C.
                               65 East 55th Street
                               New York, New York 10022
                               Attn: David P. Spalding
                               Telecopy: (212) 705-0199

with a copy to:                Simpson Thacher & Bartlett LLP
(which shall not               425 Lexington Avenue
constitute notice)             New York, New York 10017
                               Attn: William E. Curbow
                               Telecopy: (212) 455-2502

                               and

                               Fried, Frank, Harris, Shriver & Jacobson LLP
                               One New York Plaza
                               New York, New York 10004
                               Attn: Steven J. Steinman
                               Telecopy: (212) 859-4000

If to Cypress:                 The Cypress Group L.L.C.
                               65 East 55th Street
                               New York, New York 10022
                               Attn: David P. Spalding
                               Telecopy: (212) 705-0199

with a copy to:                Simpson Thacher & Bartlett LLP
(which shall not               425 Lexington Avenue
constitute notice)             New York, New York 10017
                               Attn: William E. Curbow
                               Telecopy: (212) 455-2502

If to Goldman:                 GS Capital Partners 2000, L.P.
                               85 Broad Street
                               New York, New York 10004
                               Attn: Gerald Cardinale
                               Telecopy: (212) 357-5505

with a copy to:                Fried, Frank, Harris, Shriver & Jacobson LLP
(which shall not               One New York Plaza
constitute notice)             New York, New York 10004
                               Attn: Steven J. Steinman
                               Telecopy: (212) 859-4000

If to any other Stockholder:   At the address set forth below such Stockholder's
                               signature hereto.

                                       18

     If to any other holder of Registrable Securities, to the address of such other holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all of the other above.

          Section 8.5. Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          Section 8.6. Severability. Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          Section 8.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

          Section 8.8. Governing Law; Submission to Jurisdiction. THIS AGREEMENT
SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH
STATE. Any claim arising out of or relating to this Agreement may be instituted in Federal or State court in the State of New York (unless personal or subject matter jurisdiction cannot be obtained therein), and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such claim, that it is not subject personally to the jurisdiction of such court, that the claim is brought in an inconvenient forum, that the venue of the claim is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such courts in any such claim. Any and all service of process and any other notice in any such claim shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise against any other party in any other jurisdiction.

          Section 8.9. Specific Performance. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

                                       19

          Section 8.10. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

          Section 8.11. Termination. The provisions of this Agreement (other than Article V) shall terminate at such time as there shall be no Registrable
Securities outstanding. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

                  [Remainder of page left intentionally blank]

                                       20

          IN WITNESS WHEREOF, each of the undersigned has executed this
Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

                                        CSA ACQUISITION CORP.

                                        By: /s/ Allen J. Campbell
                                            ------------------------------------
                                            Name: Allen J. Campbell
                                            Title: Vice President

                                        CYPRESS MERCHANT BANKING PARTNERS
                                        II L.P.

                                        By: Cypress Associates II LLC, its
                                            general partner

                                        By: /s/ David Spalding
                                            ------------------------------------
                                            Name: David Spalding
                                            Title: Managing Member

                                        CYPRESS MERCHANT B II C.V.

                                        By: Cypress Associates II LLC, its
                                            managing general partner

                                        By: /s/ David Spalding
                                            ------------------------------------
                                            Name: David Spalding
                                            Title: Managing Member

                                        55th STREET PARTNERS II L.P.

                                        By: Cypress Associates II LLC, its
                                            general partner

                                        By: /s/ David Spalding
                                            ------------------------------------
                                            Name: David Spalding
                                            Title: Managing Member

                                        CYPRESS SIDE-BY-SIDE LLC

                                        By: /s/ David Spalding
                                            ------------------------------------
                                            Name: David Spalding
                                            Title: Managing Member

                                        GS CAPITAL PARTNERS 2000, L.P.

                                        By: GS Advisors 2000, L.L.C., its
                                            general partner

                                        By: /s/ Goldman Sachs
                                            ------------------------------------
                                            Name: Goldman Sachs
                                            Title: Managing Member

                                        GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.

                                        By: GS Advisors 2000, L.L.C., its
                                            general partner

                                        By: /s/ Goldman Sachs
                                            ------------------------------------
                                            Name: Goldman Sachs
                                            Title: Managing Member

                                        GS CAPITAL PARTNERS 2000 GMBH & CO.
                                        BETEILIGUNGS KG

                                        By: Goldman Sachs Management GP GmbH,
                                            its general partner

                                        By: /s/ Goldman Sachs
                                            ------------------------------------
                                            Name: Goldman Sachs
                                            Title: Managing Member

                                        GS CAPITAL PARTNERS 2000 EMPLOYEE FUND,
                                        L.P.

                                        By: GS Employee Funds 2000 GP, L.L.C.,
                                            its general partner

                                        By: /s/ Goldman Sachs
                                            ------------------------------------
                                            Name: Goldman Sachs
                                            Title: Managing Member

                                        GOLDMAN SACHS DIRECT INVESTMENT FUND
                                        2000, L.P.

                                        By: GS Employee Funds 2000 GP, L.L.C.,
                                            its general partner

                                        By: /s/ Goldman Sachs
                                            ------------------------------------
                                            Name: Goldman Sachs
                                            Title: Managing Member

                                        S.A. JOHNSON

                                        /s/ S.A. Johnson
                                        ----------------------------------------

                                        KENNETH L. WAY

                                        /s/ Kenneth L. Way
                                        ----------------------------------------

                                        JAMES S. McELYA

                                        /s/ James S. McElya
                                        ----------------------------------------

                                        LARRY J. BEARD

                                        /s/ Larry J. Beard
                                        ----------------------------------------

                                        ALLEN J. CAMPBELL

                                        /s/ Allen J. Campbell
                                        ----------------------------------------

                                        PAUL C. GILBERT

                                        /s/ Paul C. Gilbert
                                        ----------------------------------------

                                        EDWARD A. HASLER

                                        /s/ Edward A. Hasler
                                        ----------------------------------------

                                        GARY T. PHILLIPS

                                        /s/ Gary T. Phillips
                                        ----------------------------------------

                                        JAMES W. PIFER

                                        /s/ James W. Pifer
                                        ----------------------------------------

                                        MICHAEL C. VERWILST

                                        /s/ Michael C. Verwilst
                                        ----------------------------------------

                                        HELEN T. YANTZ

                                        /s/ Helen T. Yantz
                                        ----------------------------------------